Rule 497(e)
1940 Act File No. 811-09177
THE CATHOLIC FUNDS, INC.

The Catholic Equity Fund

Supplement Dated February 28, 2007
To Prospectus Dated February 1, 2007

Catholic Equity Fund Closed to New Investors

As previously announced, the Board of Directors of The Catholic Funds, Inc. has approved a reorganization of the Catholic Equity Fund with and into the Ave Maria Rising Dividend Fund, a series of Schwartz Investment Trust. By virtue of the reorganization, shareholders of the Catholic Equity Fund will become shareholders of Ave Maria Rising Dividend Fund. We presently anticipate the reorganization will be completed by the end of March, 2007. Effective March 1, 2007 and pending completion of the reorganization, the Catholic Equity Fund no longer will sell shares to new investors. Existing shareholders are not affected by this action, and may purchase additional shares either voluntarily or through automatic investment plans, may continue dividend and capital gains reinvestment plans and may redeem shares.